SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 27, 2004

                           ACCUIMAGE DIAGNOSTICS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          NEVADA                       0-26555                  33-0713615
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
Incorporation or organization)         Number)               Identification No.)

400 OYSTER POINT BOULEVARD, SUITE 201, SOUTH SAN FRANCISCO, CALIFORNIA   94080
             (Address of Principal Executive Offices)                 (Zip Code)

                                 (650) 875-0192
              (Registrant's telephone number, including area code)

   501 GRANDVIEW DRIVE, SUITE 100, SOUTH SAN FRANCISCO, CALIFORNIA 94080-4920
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On December 27, 2004, Sourav Goswami resigned from the AccuImage Diagnostics Corp. Board of Directors, effective on that date. Mr. Goswami indicated that the sole reason for his resignation was his acceptance of employment at a financial institution whose employees are prohibited from serving on the Board of Directors of publicly traded companies.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ACCUIMAGE DIAGNOSTICS CORP.



                                        By:  /s/ AVIEL FALIKS
                                           -------------------------------------
                                             Aviel Faliks, Chairman of the Board

Dated:  December 29, 2004